Shareholders' Capital	12 Months Ended
Dec. 31, 2025
Share Capital, Reserves And Other Equity Interest [Abstract]
Shareholders' Capital	SHAREHOLDERS' CAPITAL
The authorized capital of Baytex consists of an unlimited number of common shares without nominal or par value and 10.0 million preferred shares without nominal or par value, issuable in series. Baytex establishes the rights and terms of the preferred shares upon issuance. As at December 31, 2025, no preferred shares have been issued by the Company and all common shares issued were fully paid. The holders of common shares may receive dividends as declared from time to time and are entitled to one vote per share at any meeting of the holders of common shares. All common shares rank equally with regard to the Company's net assets in the event the Company is wound-up or terminated.

	Number of Common Shares (000s)	Amount
Balance, December 31, 2023	821,681	$6,527,289
Vesting of share awards	272	1,167
Common shares repurchased and cancelled	(48,363)	(390,977)
Balance, December 31, 2024	773,590	$6,137,479
Vesting of share awards	112	330
Common shares repurchased and cancelled	(8,134)	(65,247)
Balance, December 31, 2025	765,568	$6,072,562

Normal Course Issuer Bid ("NCIB") Share Repurchases

On June 24, 2025, Baytex announced that the TSX accepted the renewal of the NCIB under which Baytex is permitted to purchase for cancellation up to 66.2 million common shares over the 12-month period commencing July 2, 2025, which represents 10% of the Company's public float, as defined by the TSX, as at June 18, 2025. Baytex obtained an exemption order from the Canadian securities regulators which permits the company to purchase its common shares through the NYSE and other U.S.-based trading systems. On June 18, 2025, Baytex had 768.3 million common shares outstanding.

During the year ended December 31, 2025, Baytex recorded $29.4 million related to common share repurchases, which includes $28.9 million of consideration paid for the repurchase and cancellation of common shares as well as $0.5 million of federal tax levied on equity repurchases.

Purchases are made on the open market at prices prevailing at the time of the transaction. During the year ended December 31, 2025, Baytex repurchased and cancelled 8.1 million common shares at an average price of $3.55 per share for total consideration of $28.9 million. During 2024, Baytex repurchased and cancelled 48.4 million common shares at an average price of $4.50 per share for total consideration of $217.9 million. The total consideration paid includes the commissions and fees paid as part of the transaction and is recorded as a reduction to shareholders' equity. The shares repurchased and cancelled are accounted for as a reduction in shareholders' capital at historical cost, with any discount paid recorded to contributed surplus and any premium paid recorded to retained earnings.

During the year ended December 31, 2025, Baytex recorded a $0.5 million liability related to the 2% federal tax on equity repurchases (December 31, 2024 - $4.3 million), which is charged to shareholders’ capital.
Dividends

The following dividends were declared by Baytex during the year ended December 31, 2025:

Record Date	Payable Date	Per Share Amount	Dividend Amount
March 14, 2025	April 1, 2025	$0.0225	$17,289
June 13, 2025	July 2, 2025	0.0225	17,304
September 15, 2025	October 1, 2025	0.0225	17,326
December 15, 2025	January 2, 2026	0.0225	17,268
Total dividends declared			$69,187

On March 4, 2026, the Company's Board of Directors declared a quarterly cash dividend of $0.0225 per share to be paid on April 1, 2026 for shareholders of record on March 13, 2026.